 As filed with the Securities and Exchange Commission on July 2, 1996
                                               Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      ASPECT TELECOMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)

           CALIFORNIA                                           94-2974062
  (State of other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                         Identification Number)

                                 1730 FOX DRIVE
                         SAN JOSE, CALIFORNIA 95131-2312
                                  (408) 325-2200
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             1989 STOCK OPTION PLAN
                        1990 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                JAMES R. CARREKER
                      Chairman and Chief Executive Officer
                      ASPECT TELECOMMUNICATIONS CORPORATION
                                 1730 Fox Drive
                         San Jose, California 95131-2312
                                 (408) 325-2200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                             Mark A. Medearis, Esq.
                               Edward Y. Kim, Esq.
                                VENTURE LAW GROUP
                               2800 SAND HILL ROAD
                          MENLO PARK, CALIFORNIA 94025
                                 (415) 854-4488

===================================================================================================

                         CALCULATION OF REGISTRATION FEE

===================================================================================================

       Title of                Amount         Proposed Maximum     Proposed Maximum      Amount of
   Securities to be             to be          Offering Price     Aggregate Offering   Registration
      Registered           Registered (1)       Per Share (2)         Price (2)             Fee
- ---------------------------------------------------------------------------------------------------

Common Stock,
$.01 par value.........   1,250,000 shares         $48.125           $60,156,250          $20,744

===================================================================================================

(1) Excludes all shares previously registered under Registrant's 1989 Stock Option Plan on Form S-8 Registration Statements (Registration Nos. 33-36437, 33-39243, 33-69010 and 33-94810) and under Registrant's 1990
       Employee Stock Purchase Plan on Form S-8 Registration Statements (Registration Nos. 33-36437 and 33-50048).

(2) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the registration fee based upon the average of the high and the low prices of the Common Stock as reported in the NASDAQ National Market System on June 26, 1996.

           The contents of the Registrant's Form S-8 Registration Statement (Registration No. 33-36437) dated August 20, 1990 are hereby incorporated by reference.

PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS

        Exhibit
        Number                    Document
        -------                   --------

        5.1 Opinion of Counsel as to legality of securities being registered.

        23.1             Independent Auditors' Consent (see page 5).

        23.2             Consent of Counsel (contained in Exhibit 5.1 hereto).

        24.1             Power of Attorney (see page 4).

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant, Aspect Telecommunications Corporation, a corporation organized and existing under the laws of the State of California, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on July 2, 1996.

                                       ASPECT TELECOMMUNICATIONS CORPORATION


                                       By:  /s/  James R. Carreker
                                          --------------------------------------
                                            James R. Carreker,
                                            Chairman and Chief Executive Officer


                                POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James R. Carreker and Eric J. Keller, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                                 Title                           Date
             ---------                                 -----                           ----


/s/      James R. Carreker
- -----------------------------------      Chairman, Chief Executive Officer             July 2, 1996
        (James R. Carreker)              and Director (Principal Executive
                                         Officer)
 /s/      Eric J. Keller
- -----------------------------------      Vice President, Finance and Chief             July 2, 1996
         (Eric J. Keller)                Financial Officer (Principal
                                         Financial and Accounting Officer)

 /s/      Debra J. Engel
- -----------------------------------      Director                                      July 2, 1996
         (Debra J. Engel)

 /s/   Norman A. Fogelsong
- -----------------------------------      Director                                      July 2, 1996
      (Norman A. Fogelsong)

 /s/   James L. Patterson
- -----------------------------------      Director                                      July 2, 1996
      (James L. Patterson)

 /s/      John W. Peth
- -----------------------------------      Director                                      July 2, 1996
         (John W. Peth)

                          INDEPENDENT AUDITORS' CONSENT



ASPECT TELECOMMUNICATIONS CORPORATION:


We consent to the incorporation by reference in this Registration Statement of Aspect Telecommunications Corporation on Form S-8 of our report dated January 16, 1996 incorporated by reference in the Annual Report on Form 10-K of Aspect Telecommunications Corporation for the year ended December 31, 1995 and our report dated March 25, 1996 included in such Annual Report on Form 10-K.





DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

San Jose, California
July 1, 1996

                                INDEX TO EXHIBITS

Exhibit                                                                            Page
Number                                                                              No.
- -------                                                                            ----

5.1         Opinion of Counsel as to legality of securities being registered.

23.1        Independent Auditors' Consent (see page 5).

23.2        Consent of Counsel (contained in Exhibit 5.1 hereto).

24.1        Power of Attorney (see page 4).